EXHIBIT 99.1

                               PURCHASE AGREEMENT

         AGREEMENT made as of the 18th day of September, 2001 by and between SAGEMARK COMPANIES LTD., a New York corporation with offices at 1285 Avenue of the Americas, New York, New York 10019 ("Sagemark") and TECHNOLOGY ACQUISITIONS LTD., a Bermuda corporation with offices at c/o Benchmark Equity Group, Inc. 700 Gemini, Suite 100, Houston, Texas 77058 ("TAL").

                              W I T N E S S E T H :

         WHEREAS, Sagemark is the owner of a 61.5% limited partnership interest in Sagemark Capital, L.P., a Delaware limited partnership ("Sagemark Capital"); and

         WHEREAS, TAL is the owner of 266,667 of the issued and outstanding shares of common stock of Sagemark; and

         WHEREAS, Sagemark desires to sell that portion of its limited partnership interest in Sagemark Capital having an original investment value to Sagemark of $2,000,000 and which represents 26.816% of the total limited partnership interests in Sagemark Capital (the "Limited Partnership Interest"), thereby retaining a 34.684% limited partnership interest therein; and

         WHEREAS, Sagemark desires to transfer and sell the Limited Partnership Interest to TAL in exchange for the shares of common stock of Sagemark owned by TAL, and TAL is agreeable to so acquiring such Limited Partnership Interest, all on and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Sale of the Limited Partnership Interest.

                  1.1. Sale and Purchase of the Limited Partnership Interest. Upon and subject to the terms and conditions herein set forth, Sagemark hereby agrees to sell the Limited Partnership Interest to TAL on the Closing Date (hereinafter defined), and TAL hereby agrees to purchase the Limited Partnership Interest from Sagemark on the Closing Date, for and in consideration of the purchase price set forth in Section 1.2 hereof.

                  1.2. Purchase Price for the Limited Partnership Interest. In consideration of the sale and transfer of the Limited Partnership Interest by Sagemark to TAL on the Closing Date, TAL hereby agrees to transfer and deliver to Sagemark on the Closing Date, an aggregate
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of Two Hundred Sixty Six Thousand Six Hundred Sixty Seven (266,667) shares of the common stock of Sagemark owned by it (the "Sagemark Shares"). To the extent that there are any transfer or similar taxes or charges payable with respect to the transfer of the Sagemark Shares to Sagemark, such payment will be the responsibility of the party incurring such taxes, which charges will be paid at the Closing (hereinafter defined) or otherwise when due.

         2.       The Closing.

                  2.1. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. at the offices of Jerold K. Levien, Esq., 425 Madison Avenue, Suite 700, New York, New York 10017, on the earlier of the date on which the Regulatory Approvals (hereinafter defined) are obtained or November 30, 2001 (the "Closing Date"), or on such earlier or later date or at such other location on which TAL and Sagemark may mutually agree in writing.

                  2.2. Notwithstanding the foregoing provisions of Section 2.1 above, (a) in the event that the Regulatory Approvals have not been obtained by November 30, 2001, either party may extend the Closing Date to the earlier of the date upon which the Regulatory Approvals are obtained, or February 28, 2002 and (b) in the event that the Regulatory Approvals have not been obtained by February 28, 2002, either party may terminate this Agreement in accordance with the provisions of Section 10 hereof.

         3. Representations and Warranties of Sagemark. Sagemark represents and warrants to TAL, as follows:

                  3.1. Organization and Standing. Sagemark is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, with full corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  3.2. Authority; Binding Obligation. Sagemark has all requisite power and authority necessary for, and has taken all required corporate action with respect to, the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and this Agreement, when executed and delivered by Sagemark, will constitute a valid and legally binding obligation of Sagemark, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                  3.3. Capitalization. The authorized capital stock of Sagemark as of September 1, 2001, consists of 25,000,000 shares of Sagemark's common stock, $.01 par value per share, and 2,000,000 shares of preferred stock, $1.00 par value per share. As of September 1, 2001, there were 1,590,247 shares of Sagemark's common stock issued and outstanding (and 80,096

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treasury shares issued and held in treasury). To the best of Sagemark's knowledge, the information set forth in Sagemark's Form 10QSB for the quarterly period ended June 30, 2001, relating to Sagemark's outstanding shares of common stock, options, warrants and convertible securities is materially accurate and complete. To the best of Sagemark's knowledge, all issued and outstanding shares of Sagemark's common stock have been duly authorized and validly issued, are fully paid and non-assessable and free of preemptive rights.

                  3.4. No Conflict. Sagemark has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and, except for any consent or approval of the United States Small Business Administration (the "SBA"), which may be required, if any, and any approval pursuant to the applicable provisions of the Partnership Agreement (hereinafter defined), to the best of Sagemark's knowledge, no consent of any third party is necessary with respect thereto. Neither the authorization, execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or the By-Laws of Sagemark or violate or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any judgment, order, writ, decree, instrument, document or other agreement to which Sagemark is a party or by which it is bound, or an event which will create rights of acceleration, termination, cancellation, default or loss of rights thereunder, or result in the creation of any lien, claim, charge or encumbrance upon the Limited Partnership Interest or the Remaining Limited Partnership Interest (hereinafter defined), except as to any such consent or approval of the SBA or under the Partnership Agreement.

                  3.5. Ownership of Limited Partnership Interest. The Limited Partnership Interest represents a 26.816% interest in Sagemark Capital. Sagemark is the beneficial owner of the Limited Partnership Interest (and, to the best of Sagemark's knowledge, it is the of record owner of the Limited Partnership Interest) and Sagemark will sell and transfer the Limited Partnership Interest to TAL on the Closing Date, free and clear of all liens, claims or encumbrances of any kind. Upon and subject to the Closing, TAL will acquire the beneficial ownership of the Limited Partnership Interest (and, to the best of Sagemark's knowledge, the of record ownership of such interest), free and clear of all liens, claims and encumbrances of any kind. To the best of Sagemark's knowledge, based upon the terms and provisions of the Agreement of Limited Partnership of Sagemark Capital dated November 30, 1999 (the "Partnership Agreement"), the transfer to TAL of the Limited Partnership Interest is not subject to any preemptive rights or rights of first refusal.

                  3.6. No Litigation. To the best of Sagemark's knowledge, Sagemark is not subject to any injunction, writ, judgment, order or decree of any court or governmental or other body which in any way relates to this Agreement or the transactions contemplated hereby. Sagemark is not a party or otherwise subject to any action, suit or proceeding in any way relating to this Agreement or the transactions contemplated hereby nor, to the best knowledge of Sagemark, is any such action, suit or proceeding threatened against Sagemark. There is no

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action, suit or proceeding by Sagemark relating in any way to this Agreement or the transactions contemplated hereby currently pending or which Sagemark intends to initiate.

                  3.7. Investment Representation. Sagemark understands and acknowledges that the Sagemark Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), and that resale of the Sagemark Shares can only be made if registered or in accordance with applicable exemptions or regulations under the Act. Sagemark is acquiring the Sagemark Shares for its own account, for investment purposes only, and not with a view to the resale or distribution thereof within the meaning of the Act.

                  3.8. Broker's or Finder's Fees. Sagemark has not engaged or dealt with any broker, finder, or other person who is entitled to any brokerage fee, commission or other compensation as a result of the execution of this Agreement and/or the consummation of the transactions contemplated hereby.

                  3.9. Governmental Consent, etc. To the best of Sagemark's knowledge, no consent, approval, order or authorization of or registration, qualification, designation, declaration or filing with (the "Approvals") any governmental authority on the part of Sagemark is required in connection with the sale and transfer of the Limited Partnership Interest by Sagemark to TAL, except for any Approvals that may be required by the SBA.

                  3.10. Exempt. Subject to the accuracy of TAL's representations in Section 4 hereof, the sale and transfer of the Limited Partnership Interest by Sagemark to TAL constitutes a transaction exempt from the registration requirements of Section 5 of the Act.

                  3.11. No Default. To the best of Sagemark's knowledge, Sagemark has performed, or is now performing, the material obligations of, and Sagemark is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business, which default would materially adversely affect the transactions contemplated by this Agreement. No third party has notified Sagemark of any material claim, dispute or controversy with respect to any of the executory contracts of Sagemark, the breach of which would materially adversely affect the transactions contemplated by this Agreement, nor has Sagemark received notice of any material alleged non-performance, material delay in delivery or other material noncompliance by Sagemark with respect to its obligations under any of such contracts.

                  3.12. Accuracy of Information; Survival. No representation or warranty made by Sagemark to TAL in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it is made, to make the information contained in such representation or warranty not misleading. All of the representations and warranties of Sagemark contained in this Section 3 shall be true and correct as of the date hereof and as of the Closing Date and will survive the Closing Date for a period of

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

six (6) months and shall not be merged therein. Sagemark will deliver an officer's certificate to TAL at the Closing confirming the accuracy of such representations and warranties as of the Closing Date. Except as set forth in this Section 3 or as otherwise expressly provided in this Agreement, Sagemark has not made any other representations or warranties to TAL in connection with the transactions contemplated by this Agreement. Sagemark hereby expressly disclaims any representation or warranty in any way relating to (a) the value of
(i) the Limited Partnership Interest, (ii) the Remaining Limited Partnership Interest, or (iii) the portfolio investments of Sagemark Capital, or (b) any filing or other action, if any, that may be required by Sagemark under the Investment Company Act of 1940, as amended, with respect to the transactions contemplated by this Agreement.

         4. Representations and Warranties of TAL. TAL represents and warrants to Sagemark as follows:

                  4.1. Organization and Standing. TAL is a corporation duly organized, validly existing, and in good standing under the laws of Bermuda with full corporate power and authority to own, lease, and operate its properties and to carry on its business as currently conducted. TAL does not have an office or otherwise conduct business in the United States.

                  4.2. Authority; Binding Obligation. TAL has all requisite power and authority necessary for, and has taken all required corporate action with respect to, the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and this Agreement, when executed and delivered by TAL, will constitute a valid and legally binding obligation of TAL, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                  4.3. No Conflict. TAL has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and, except for any consent or approval of the SBA which may be required, if any, and any approval pursuant to the applicable provisions of the Partnership Agreement, to the best of TAL's knowledge, no consent of any third party is necessary with respect thereto. Neither the authorization, execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or the Bye-Laws of TAL or violate or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any judgment, order, writ, decree, instrument, document or other agreement to which TAL is a party or by which it is bound, or an event which will create rights of acceleration, termination, cancellation, default or loss of rights thereunder, or result in the creation of any lien, claim, charge or encumbrance upon the Sagemark Shares, except as to any such consent or approval of the SBA or under the Partnership Agreement.

                  4.4. Ownership of the Sagemark Shares. The Sagemark Shares are the only shares of capital stock of Sagemark owned by TAL. TAL is the beneficial owner of the

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Sagemark Shares (and, to the best of TAL's knowledge, it is the of record owner of the Sagemark Shares) and TAL will sell and transfer the Sagemark Shares to Sagemark on the Closing Date, free and clear of all liens, claims and encumbrances of any kind. The delivery of the Sagemark Shares to Sagemark on the Closing Date, duly endorsed for transfer by TAL (or accompanied by duly executed stock powers), will result in Sagemark's acquisition of the beneficial ownership of the Sagemark Shares (and, to the best of TAL's knowledge, the of record ownership of the Sagemark Shares), free and clear of all liens, claims and encumbrances of any kind.

                  4.5. No Litigation. To the best of TAL's knowledge, TAL is not subject to any injunction, writ, judgment, order or decree of any court or governmental or other body which in any way relates to this Agreement or the transactions contemplated hereby. TAL is not a party or otherwise subject to any action, suit, or proceeding in any way relating to this Agreement or the transactions contemplated hereby nor, to the best knowledge of TAL, is any such action, suit, or proceeding threatened against TAL. There is no action, suit or proceeding by TAL relating in any way this Agreement or the transactions contemplated hereby currently pending or which TAL intends to initiate.

                  4.6. Investment Representation. The Limited Partnership Interest is being acquired by TAL (and the Remaining Limited Partnership Interest will be, if acquired by TAL) for its own account, for investment purposes only, and not with a view to the resale or any distribution thereof within the meaning of the Act. TAL understands and acknowledges that the Limited Partnership Interest (and, if acquired by TAL, the Remaining Limited Partnership Interest) is not registered under the Act, that resale of the Limited Partnership Interest (and, if acquired by TAL, the Remaining Limited Partnership Interest) can only be made if registered or made in accordance with applicable exemptions or registration under the Act and is otherwise in compliance with the Partnership Agreement and the Small Business Investment Company Act of 1958, as amended (the "SBIC Act"), and all applicable rules and regulations of the SBA thereunder.

                  4.7. Exempt. Subject to the accuracy of Sagemark's representations in Section 3 hereof, the sale and transfer of the Sagemark Shares by TAL to Sagemark constitutes a transaction exempt from the registration requirements of Section 5 of the Act.

                  4.8. Broker's or Finder's Fees. TAL has not engaged or dealt with any broker, finder, or other person who is entitled to any brokerage fee, commission or other compensation as a result of the execution of this Agreement and/or the consummation of the transactions contemplated hereby.

                  4.9. Governmental Consent, etc. To the best of TAL's knowledge, no Approvals of any governmental authority on the part of TAL are required in connection with the transfer of the Sagemark Shares by TAL to Sagemark, except for any Approvals that may be required by the SBA.

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

                  4.10. No Default. To the best of TAL's knowledge, TAL has performed, or is now performing, the material obligations of, and TAL is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business, which default would materially adversely affect the transactions contemplated by this Agreement. No third party has notified TAL of any material claim, dispute or controversy with respect to any of the executory contracts of TAL, the breach of which would materially adversely affect the transactions contemplated by this Agreement, nor has TAL received notice of any material alleged non-performance, material delay in delivery or other material non-compliance by TAL with respect to its obligations under any of such contracts.

                  4.11. Accuracy of Information; Survival. No representation or warranty made by TAL to Sagemark in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it is made, to make the information contained in such representation or warranty not misleading. All of the representations and warranties of TAL contained in this Section 4 shall be true and correct as of the date hereof and as of the Closing Date and will survive the Closing Date for a period of six (6) months and shall not be merged therein. TAL will deliver an officer's certificate to Sagemark at the Closing confirming the accuracy of such representations and warranties as of the Closing Date. Except as set forth in this Section 4 or as otherwise expressly provided in this Agreement, TAL has made no other representations or warranties to Sagemark in connection with the transactions contemplated by this Agreement. TAL hereby expressly disclaims any representation or warranty in any way relating to (a) the value of the Sagemark Shares, or (b) any filing or other action, if any, that may be required by TAL under the Investment Company Act of 1940, as amended, with respect to the transactions contemplated by this Agreement.

         5.       Acknowledgments and Covenants.

                  5.1. Acknowledgment. TAL will comply with the applicable material provisions of the Partnership Agreement from and after the Closing Date. TAL will cooperate with Sagemark's counsel in providing any relevant factual information or executing any document legally necessary for the legal opinion of Sagemark's counsel referred to in Section 8.4 hereof.

                  5.2. Transfer Documents. Each of Sagemark and TAL hereby agree to execute any document or instrument requested of either of them by Sagemark Management LLC ("SML"), the General Partner of Sagemark Capital, for purposes of effecting the transfer of the Limited Partnership Interest to TAL and/or the admission of TAL as a limited partner of Sagemark Capital, whether on the Closing Date or thereafter.

                  5.3. Consent. By its execution of this Agreement, SML hereby consents to (i) the sale and transfer of the Limited Partnership Interest by Sagemark to TAL on the Closing Date, and (ii) the transfer and assignment to TAL on the Closing Date of all rights, benefits and

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obligations of Sagemark under that certain Letter Agreement dated November 20,
2000 between Sagemark and SML (the "Letter Agreement") to the extent of the 26.816% interest in Sagemark Capital represented by the Limited Partnership Interest (and if acquired by TAL subsequent to the Closing Date, the 34.684% interest in Sagemark Capital represented by the Remaining Limited Partnership Interest). SML hereby confirms that on and as of the Closing Date, as a consequence of the sale and transfer of the Limited Partnership Interest to TAL, Sagemark's unpaid capital contribution to Sagemark Capital will be $187,890 and TAL will assume responsibility to make a capital contribution to Sagemark Capital in the amount of $145,265 (subject to the applicable provisions of the Letter Agreement).

                  5.4. SBA Consent. Both Sagemark and Sagemark Capital hereby agree to use their best efforts to obtain any consent to the transactions contemplated by this Agreement that may be required, if any, from the SBA pursuant to the SBIC Act, and the rules and regulations promulgated by the SBA thereunder (the "Regulatory Approval"), including any consent required as a result of a transfer of more than 10% of an interest in Sagemark Capital. TAL will cooperate with Sagemark and Sagemark Capital with respect thereto. Sagemark Capital will file a request or application for the Regulatory Approval as soon as practical after the execution of this Agreement. Both Sagemark and Sagemark Capital hereby agree to use their best efforts to diligently pursue, in good faith, the Regulatory Approval and to take all actions reasonably necessary to obtain such approval (and, if required by the SBA in connection with such consent, to make such modifications to this Agreement which are necessary to obtain such consent provided that any such modification does not materially alter or modify Sagemark's or TAL's rights or obligations under this Agreement). Both Sagemark Capital and Sagemark hereby agree to pursue all rights and actions available to either of them to obtain such approval, including all rights of review and appeal available to either of them for purposes of obtaining the Regulatory Approval. Sagemark and Sagemark Capital will each bear 50% of the legal fees and disbursements hereafter incurred by special SBA counsel engaged by either or both of them to obtain the Regulatory Approval, provided that Sagemark and Sagemark Capital, as applicable, agree, in writing, to such costs prior to such costs being incurred by either of such parties.

         6. Conditions to TAL's Obligations. The obligations of TAL to consummate the transactions contemplated by this Agreement are subject to and conditioned upon the fulfillment or waiver, on or before the Closing Date, of each of the following conditions. If any of such conditions are not fulfilled by Sagemark or waived by TAL on or before the Closing Date, TAL may terminate this Agreement upon written notice to Sagemark.

                  6.1. Representations and Warranties. The representations, warranties, covenants and agreements of Sagemark in this Agreement shall be true, accurate and complete both on the date of this Agreement and on the Closing Date and Sagemark shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date, and TAL shall have been furnished with a certificate of the President of Sagemark, dated as of the Closing Date, certifying to the fulfillment of the foregoing conditions.

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                  6.2. Delivery of Limited Partnership Interest. Sagemark shall have legally transferred the Limited Partnership Interest to TAL and executed any document or instrument requested of it by SML to effectuate such transfer.

                  6.3. Absence of Litigation. No order, stay, injunction or decree of any court of competent jurisdiction shall be in effect that prevents or delays the consummation of any of the transactions contemplated hereby. No action, suit, or proceeding before any court or any governmental or regulatory agency or authority shall be pending (or threatened by any governmental or regulatory agency or authority), and no investigation by any governmental or regulatory agency or authority shall have been commenced (and be pending), in all of such instances seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which TAL, in good faith and upon the advice of counsel, believes makes it undesirable to proceed with the consummation of the transactions contemplated hereby.

                  6.4. Regulatory Filings. All necessary regulatory or governmental approvals and consents (including, without limitation, any Regulatory Approval) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially change the rights or obligations of the parties under this Agreement. All conditions, if any, which are required to be satisfied prior to the Closing Date by the terms of such approvals and consents shall have been satisfied, and all statutory waiting periods in respect thereof shall have expired as of the Closing Date.

                  6.5. Delivery. Sagemark shall deliver all of the documents required by Section 8 hereof.

         7. Conditions to Sagemark's Obligations. The obligations of Sagemark to consummate the transactions provided for under this Agreement are subject to and conditioned upon the fulfillment or waiver on and as of the Closing Date, of each of the following conditions. If any of such conditions are not satisfied by TAL or waived by Sagemark on or before the Closing Date, Sagemark may terminate this Agreement upon notice to TAL.

                  7.1. Representations and Warranties. The representations, warranties, covenants and agreements of TAL in this Agreement shall be true, accurate and complete both on the date of this Agreement and on the Closing Date and TAL shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date and Sagemark shall have been furnished with a Certificate of the President of TAL, dated as of the Closing Date, certifying to the fulfillment of the foregoing conditions.

                  7.2. Delivery of the Sagemark Shares. TAL shall have delivered to Sagemark the certificate(s) for the Sagemark Shares, duly endorsed for transfer to Sagemark, or accompanied by duly executed stock powers.

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                  7.3. Absence of Litigation. No order, stay, injunction or
decree of any court of competent jurisdiction shall be in effect that prevents or delays the consummation of any of the transactions contemplated hereby. No action, suit, or proceeding before any court or any governmental or regulatory agency or authority shall be pending (or threatened by any governmental or regulatory agency or authority), and no investigation by any governmental or regulatory agency or authority shall have been commenced (and be pending), in all of such instances seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which Sagemark, in good faith and upon the advice of counsel, believe makes it undesirable to proceed with the consummation of the transactions contemplated hereby.

                  7.4. Regulatory Filings. All necessary regulatory or governmental approvals and consents (including, without limitation, any Regulatory Approval) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially change the rights or obligations of the parties under this Agreement. All conditions, if any, which are required to be satisfied prior to the Closing Date by the terms of such approvals and consents shall have been satisfied, and all statutory waiting periods in respect thereof shall have expired as of the Closing Date.

                  7.5. Instruments. TAL shall have signed all documents and instruments requested of it by SML to effect the transfer to it of the Limited Partnership Interest.

                  7.6. Delivery. TAL shall deliver all of the documents required by Section 9 hereof.

         8. Documents to be Delivered by Sagemark at the Closing. Sagemark will deliver the following documents to TAL at the Closing:

                  8.1. Certificate. The Certificate signed by the President of Sagemark as required by Section 6.1 hereof.

                  8.2. Resolutions of Sagemark. A certified copy of resolutions adopted by the Board of Directors of Sagemark and certified by the Secretary thereof approving the execution of this Agreement and all other agreements, documents and instruments contemplated to be executed by Sagemark in connection with this Agreement and the consummation of the transactions contemplated by this Agreement, including the transfer of the Limited Partnership Interest to TAL in accordance with the applicable provisions of this Agreement.

                  8.3. Limited Partnership Interest Instrument. Any instrument or document signed by Sagemark which is requested by SML to effect a transfer to TAL of the Limited Partnership Interest.

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                  8.4. Opinion of Counsel. TAL shall have received a copy of an opinion of counsel to Sagemark issued to Sagemark Capital, dated the Closing Date, in form and substance reasonably satisfactory to TAL and SML, which opines that the Limited Partnership Interest may be sold and transferred to TAL, without registration of such interest.

                  8.5. Other Documents. Such other certificates, documents, instruments and information required by this Agreement to be delivered by Sagemark, or as TAL or its counsel may otherwise reasonably request, consistent with the provisions of this Agreement.

         9. Documents to be Delivered by TAL at the Closing. TAL will deliver the following documents to Sagemark at the Closing:

                  9.1. Certificate. The Certificate signed by the President of TAL as required by Section 7.1 hereof.

                  9.2. TAL Resolutions. A certified copy of resolutions adopted by the Board of Directors of TAL and certified by the Secretary thereof approving the execution of this Agreement and all other agreements, documents and instruments contemplated to be executed by TAL in connection with this Agreement and the consummation of the transactions contemplated by this Agreement, including the transfer of the Sagemark Shares to Sagemark in accordance with the applicable provisions of this Agreement.

                  9.3. Stock Certificates. The stock certificates representing the Sagemark Shares, duly endorsed for transfer by TAL to Sagemark, or accompanied by duly executed stock powers.

                  9.4. Limited Partnership Interest Instrument. Any instrument or document signed by TAL which is requested by SML to effect a transfer to TAL of the Limited Partnership Interest.

                  9.5. Other Documents. Such other certificates, documents, instruments, and information required by this Agreement to be delivered by TAL, or as Sagemark or its counsel may otherwise reasonably request, consistent with the provisions hereof.

         10.      Termination of Agreement Prior to the Closing.

                  10 .1. Termination Right. This Agreement may be terminated prior to the Closing Date:

                         (a) By mutual written consent of the parties hereto; or

                         (b) By TAL or Sagemark if the Closing Date shall not
have occurred by February 28, 2002 (the "Cutoff Date"), unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party on or before the Closing Date; or

                         (c) By Sagemark or TAL upon written notice to the other
if any application for the Regulatory Approval shall have been denied by the SBA beyond any legal right of appeal or review, provided that, if applicable, Sagemark and TAL have not been able to agree upon any modification to this Agreement pursuant to Section 5.4 hereof; or

                         (d) By Sagemark or TAL, as applicable, in the event
that any of the conditions in Sections 6 and 7 hereof are not satisfied or waived on the Closing Date unless the failure to satisfy any such condition is due to the failure of Sagemark or TAL, as applicable, to perform or observe its agreements or obligations as set forth in this Agreement with respect thereto.

                  10.2. Remedies. The termination of this Agreement by TAL or Sagemark under Sections 10.1(a), 10.1(b) or 10.1(c) shall be TAL's or Sagemark's, as the case may be, sole and exclusive remedy therefor and thereafter, neither TAL nor Sagemark shall have any further rights or obligations under this Agreement. Notwithstanding the foregoing, neither Sagemark nor TAL, as applicable, shall be relieved of any liability to the other for any breach of their other respective representations, warranties, covenants or obligations under this Agreement.

         11.      Option.

                  11.1. The Option. Subject to and subsequent to the Closing, Sagemark will own a 34.684% limited partnership interest in Sagemark Capital (the "Remaining Limited Partnership Interest"). Subject to and from and after the Closing Date through and including December 31, 2001, Sagemark hereby grants TAL an exclusive option to purchase the Remaining Limited Partnership Interest (the "Option") for a cash purchase price of $2,600,000 (the "Option Price"). The Option is subject to the obligations of Sagemark Capital pursuant to Section
11.4 hereof. The Option may be exercised only as to that portion of the Remaining Limited Partnership Interest not purchased by Sagemark Capital pursuant to Section 11.4 hereof. If TAL determines to exercise the Option, it will be required to do so by delivering to Sagemark, on or before 3:00 PM on December 31, 2001, at 2300 Glades Road, Suite 100W, Boca Raton, Florida 33431, Attention Theodore B. Shapiro, President and Chief Executive Officer, a written notice of exercise, signed by an officer of TAL, together with a certified or bank check to Sagemark's order in an amount equal to the Option Price (or a wire transfer to a bank account designated, in writing, by Sagemark at TAL's request prior to December 31, 2001). If (a) Sagemark is not in receipt of such notice and payment by 3:00 PM on December 31, 2001, the Option may be terminated by Sagemark upon three days notice to TAL or (b) the Remaining Limited Partnership Interest is purchased by Sagemark Capital pursuant to Section 11.4 hereof prior to the exercise of the Option, as aforesaid, the Option shall be automatically terminated, without notice, and, in either of such instances, TAL shall have no further rights or entitlements with respect thereto. The Option is non-assignable by TAL. If TAL purchases the Remaining

Limited Partnership Interest hereunder, it will confirm, in writing, its investment intent with respect thereto in accordance with the applicable provisions of the Securities Act.

                  11.2. Consent; Waiver. By its execution hereof, SML hereby (a) consents to the sale and transfer of the Remaining Limited Partnership Interest to TAL in the event that TAL exercises the Option, as aforesaid, and (b) waives the requirement in Section 7.5 of the Partnership Agreement for a legal opinion of Sagemark's counsel as to the transfer of the Limited Partnership Interest (and, if applicable hereafter, the Remaining Limited Partnership Interest) not causing Sagemark Capital to be required to register under the Investment Company Act or to lose the "safe harbor" exemption from registration under the Investment Company Act that relates to the number of beneficial owners of the securities issued by Sagemark Capital. Both Sagemark and TAL hereby agree to execute any instrument or document reasonably requested of either of them by SML to effectuate such sale and transfer.

                  11.3. Disclaimer. In the event that TAL exercises the Option, as aforesaid, and purchases the Remaining Limited Partnership Interest from Sagemark, it hereby acknowledges and agrees that it will purchase said interest without any representation or warranty from Sagemark as to the value of the Remaining Limited Partnership Interest or the value of the portfolio investments of Sagemark Capital.

                  11.4. Sagemark Capital Purchase. In consideration of Sagemark's agreement hereunder to sell the Limited Partnership Interest to TAL, an affiliate of Sagemark Capital, the sufficiency of which consideration is hereby acknowledged by Sagemark Capital, Sagemark Capital hereby agrees that if and to the extent it receives any Proceeds (hereinafter defined) during the period from the date hereof through September 30, 2002 (the "Purchase Period"), it will, within three (3) business days thereafter, purchase all or such portion of the Remaining Limited Partnership Interest as hereinafter provided. At each such time(s) during the Purchase Period that Sagemark Capital receives any Proceeds, it will notify Sagemark and TAL and shall then deliver to Sagemark, at 2300 Glades Road, Suite 100W, Boca Raton, Florida 33431, Attention Theodore B. Shapiro, President and Chief Executive Officer, within three (3) business days after its receipt of such Proceeds, a certified or bank check to Sagemark's order (or a wire transfer to a bank account designated, in writing, by Sagemark) in an amount equal to the Proceeds received by Sagemark Capital, up to a maximum of $2,600,000 (the "Purchase Price") and, by virtue of such payment, it will acquire such portion of the Remaining Limited Partnership Interest as shall equal the product of (i) a fraction, the numerator of which will be the amount of Proceeds so received and the denominator of which will be $2,600,000 multiplied by (ii) the Remaining Limited Partnership Interest. Sagemark will, upon its receipt of the Purchase Price, execute any such documents or instruments requested of it by SML to confirm the sale or transfer to Sagemark Capital of that portion of the Remaining Limited Partnership Interest purchased by Sagemark Capital (and, upon any such occurrence prior to the Closing hereunder, Sagemark's remaining capital contribution obligation to Sagemark Capital will be reduced by an amount equal to $331,155 multiplied by the percentage of the Remaining Limited Partnership Interest purchased by Sagemark Capital). For purposes hereof, the term "Proceeds" shall mean all sums received by Sagemark Capital from the sale of any of its debt or equity securities to Nayeem Fayyaz, The Starfield Fund, Benchmark Equity Group, Frank DeLape, any current general or limited partner of Sagemark Capital or any Middle Eastern investor, or any entity owned or controlled by, or under the common control of, any of the foregoing persons or entities. If Sagemark Capital sells any of its debt or equity securities to any other third party during the Purchase Period, it will use its best efforts to have such third party agree to permit it to utilize the sums received by it from such sale(s) for payment of the Purchase Price to Sagemark, as provided in this Section. Sagemark Capital will provide Sagemark with prompt written notice of all sales of its debt or equity securities during the Purchase Period. If Sagemark Capital purchases the Remaining Limited Partnership Interest hereunder, it will confirm, in writing, its investment intent with respect thereto in accordance with the applicable provisions of the Securities Act. This Section will survive the Closing of the transactions contemplated hereby.

         12.      Indemnification.

                  12.1. Indemnification by Sagemark. Notwithstanding the Closing of the transactions contemplated by this Agreement and regardless of any investigation at any time made by or on behalf of TAL or of any knowledge or information that TAL may have, Sagemark shall indemnify and fully defend, save and hold (i) TAL, (ii) any affiliate (i.e., any person or entity which directly or indirectly controls, or is under common control with, or is controlled by,
TAL) of TAL, and (iii) each of TAL's directors, officers, shareholders, and employees (individually a "TAL Indemnitee" or collectively, the "TAL Indemnitees") harmless if any TAL Indemnitee shall at any time or from time to time suffer any damage, liability, loss, cost, expense (including all reasonable attorneys' fees and expenses of investigation incurred by the TAL Indemnitees in any action or proceeding between Sagemark and the TAL Indemnitees or between the TAL Indemnitees and any third party or otherwise), deficiency, interest, penalty, imposition, assessment or fine (collectively, the "TAL Losses") arising out of or resulting from, or shall pay or become obligated to pay any sum on account of, any of the Sagemark's Events of Breach. As used herein, "Sagemark's Events of Breach" shall be and mean any one or more of the following:

                         (a) any untruth or inaccuracy in any representation of
Sagemark or the breach of any representation or warranty of Sagemark contained in this Agreement or in any certificate, document or instrument delivered to TAL hereunder (without giving effect to any limitation or qualification as to materiality contained in any such representation or warranty); or

                         (b) any failure of Sagemark duly to perform or observe
any term, provision, covenant, agreement contained in this Agreement.

                  12.2. Procedures for Indemnification by Sagemark. If, with respect to a third party, a Sagemark's Events of Breach occurs or is alleged and a TAL Indemnitee asserts that Sagemark has become obligated to such TAL Indemnitee pursuant to Section 12.1 hereof (an Indemnity Claim"), or if any suit, action, investigation, claim or proceeding (a "Proceeding") is begun, made or instituted by a third party as a result of which Sagemark may become obligated to a TAL Indemnitee hereunder, such TAL Indemnitee shall give written notice promptly to Sagemark; the failure to so notify Sagemark shall not, however, release Sagemark of any obligation or liability it may have to such TAL Indemnitee under such Section unless such failure materially prejudices Sagemark. Sagemark agrees to defend, contest or otherwise protect the TAL Indemnitee against any Indemnity Claim or Proceeding at Sagemark's sole cost and expense. The TAL Indemnitee shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the TAL Indemnitee's choice and shall in any event cooperate with and assist Sagemark to the extent reasonably possible. If Sagemark fails timely to defend, contest or otherwise protect against such Indemnity Claim or Proceeding, the TAL Indemnitee shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the TAL Indemnitee shall be entitled to recover the entire cost thereof from Sagemark, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such Indemnity Claim or Proceeding, and Sagemark shall be bound by any determination made in such Indemnity Claim or Proceeding or any compromise or settlement effected by the TAL Indemnitee. If Sagemark assumes the defense of any Indemnity Claim or Proceeding, (a) it will be conclusively established for purposes of this Agreement that the claims made in that Indemnity Claim or Proceeding are within the scope of and subject to indemnification hereunder, (b) no compromise or settlement of such claims may be effected by Sagemark without the TAL Indemnitee's consent unless (i) there is no finding or admission of any violation of federal, state, local, municipal, foreign, international, multinational or other administrative order, law, ordinance, principal of common law, regulation, statute or treaty or any violation of the rights of any person and no effect on any other claims that may be made against the TAL Indemnitee and (ii) the sole relief provided is monetary damages that are paid in full by Sagemark; and (c) the TAL Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without its consent. Notwithstanding anything to the contrary contained in Section 12.1 or in this
Section 12.2, if any TAL Indemnitee settles or compromises any Indemnitee Claim or Proceeding without Sagemark's prior written consent, Sagemark shall have no obligation for indemnification under Section 12.1or this Section 12.2.

                  12.3. Indemnification by TAL. Notwithstanding the Closing of the transactions contemplated by this Agreement and regardless of any investigation at any time made by or on behalf of Sagemark or of any knowledge or information that Sagemark may have, TAL shall indemnify and fully defend, save and hold (i) Sagemark (ii) any affiliate (i.e., any person or entity which directly or indirectly controls, or is under common control with, or is controlled by, Sagemark) of Sagemark and (iii) each of Sagemark's directors, officers, shareholders, and employees (individually a "Sagemark Indemnitee" or collectively, the "Sagemark Indemnitees") harmless if any Sagemark Indemnitee shall at any time or from time to time suffer any damage, liability, loss, cost, expense (including all reasonable attorneys' fees and expenses of investigation incurred by the Sagemark Indemnitees in any action or proceeding between TAL and the Sagemark Indemnitees or between the Sagemark Indemnitees and any third party or otherwise), deficiency, interest, penalty, imposition, assessment or fine (collectively, the "Sagemark Losses") arising out of or resulting from, or shall pay or become obligated to pay any sum on account of, any of the TAL's Events of Breach. As used herein, "TAL's Events of Breach" shall be and mean any one or more of the following:

                         (a) any untruth or inaccuracy in any representation of
TAL or the breach of any representation or warranty of TAL contained in this Agreement or in any certificate, document or instrument delivered to Sagemark hereunder (without giving effect to any limitation or qualification as to materiality contained in any such representation or warranty); or

                         (b) any failure of TAL duly to perform or observe any
term, provision, covenant, agreement contained in this Agreement.

                  12.4. Procedures for Indemnification by TAL. If, with respect to a third party, a TAL's Events of Breach occurs or is alleged and a Sagemark Indemnitee asserts that TAL has become obligated to such Sagemark Indemnitee pursuant to Section 12.1 hereof (a "Sagemark Indemnity Claim"), or if any suit, action, investigation, claim or proceeding (a "Proceeding") is begun, made or instituted by a third party as a result of which TAL may become obligated to a Sagemark Indemnitee hereunder, such Sagemark Indemnitee shall give written notice promptly to TAL; the failure to so notify TAL shall not, however, release TAL of any obligation or liability it may have to such Sagemark Indemnitee under such Section unless such failure materially prejudices TAL. TAL agrees to defend, contest or otherwise protect the Sagemark Indemnitee against any Sagemark Indemnity Claim or Proceeding at TAL's sole cost and expense. The Sagemark Indemnitee shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Sagemark's Indemnitee's choice and shall in any event cooperate with and assist TAL to the extent reasonably possible. If TAL fails timely to defend, contest or otherwise protect against such Sagemark Indemnity Claim or Proceeding, the Sagemark Indemnitee shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Sagemark Indemnitee shall be entitled to recover the entire cost thereof from TAL, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such Sagemark Indemnity Claim or Proceeding, and TAL shall be bound by any determination made in such Sagemark Indemnity Claim or Proceeding or any compromise or settlement effected by the Sagemark Indemnitee. If TAL assumes the defense of any Sagemark Indemnity Claim or Proceeding, (a) it will be conclusively established for purposes of this Agreement that the claims made in that Sagemark Indemnity Claim or Proceeding are within the scope of and subject to indemnification hereunder, (b) no compromise or settlement of such claims may be effected by TAL without the Sagemark Indemnitee's consent unless
(i) there is no finding or admission of any violation of federal, state, local, municipal, foreign, international, multinational or other administrative order, law, ordinance, principal of common law, regulation, statute or treaty or any violation of the rights of any person and no effect on any other claims that may be made against the Sagemark Indemnitee and (ii) the sole relief provided is monetary damages that are paid in full by Sagemark; and (c) the Sagemark Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without its consent. Notwithstanding anything to the contrary contained in Section 12.3 or in this Section 12.4, if any Sagemark Indemnitee settles or compromises any Indemnitee Claim or Proceeding without TAL's prior written consent, TAL shall have no obligation for indemnification under Section 12.3 or this Section 12.4.

                  12.5. Successors and Assigns. All of the rights and obligations of Sagemark and TAL pursuant to this Section 12 shall survive the Closing of the transactions contemplated by this Agreement and shall apply to and bind each and every successor and assign of TAL to any of the Limited Partnership Interest.

         13. Public Announcements. TAL shall not make or disseminate any public filing or announcement concerning this Agreement or any of the transactions herein contemplated without Sagemark's written consent. TAL acknowledges that Sagemark is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and Sagemark may make or disseminate public filings and/or announcements concerning this Agreement or any of the transactions herein contemplated as may be otherwise required by applicable law, rule or regulation. TAL shall keep confidential and not disclose to any person (other than its attorneys, accountants, and advisers) or use any non-public information with respect to Sagemark obtained by TAL in connection herewith unless and until such information shall be publicly disclosed or disseminated by Sagemark.

         14.      Miscellaneous.

                  14.1. Sole Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements, understandings, representations and warranties relating to the subject matter hereof. No amendment, change in, or modification to this Agreement shall be binding unless in writing and signed by the party to be bound thereby.

                  14.2. Notices. All notices, consents, demands, requests, and other communications required or permitted to be given hereunder (the "Notices") shall be in writing and shall be deemed to have been duly given on the same day if delivered personally, receipt acknowledged, or by facsimile transmission (with original to follow by first class mail),or by nationally recognized overnight courier service for next business day delivery, or three (3) days after mailing if mailed by certified mail, return receipt requested, addressed to the parties as follows (or to such other address as a party may designate as to itself by Notice to the other parties):

                         (a) If to Sagemark, to it at its address set forth on
the first page of this Agreement, to the attention of its President, with a copy to:

                             Robert L. Blessey, Esq.
                             c/o Gusrae Kaplan & Bruno, PLLC
                             120 Wall Street
                             New York, New York 10005

                         (b) If to TAL, to it at the address set forth on the
first page of this Agreement, to the attention of Frank M. DeLape, with a copy to:

                             Ralph V. De Martino, Esq.
                             De Martino Finkelstein Rosen & Virga
                             1818 N Street, N.W., Suite 400
                             Washington, D.C. 20036

                         (c) If to Sagemark Capital, L.P., to it at:

                             Sagemark Capital, L.P.
                             700 Gemini Avenue - Suite 100
                             Houston, Texas 77058

                             with copies to:

                             Thomas J. Spackman Jr., Esq.
                             2602 McKinney Avenue, Suite 220
                             Dallas, Texas 75204

                  14.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof, except as to applicable Federal and state securities laws. The parties hereto hereby agree that any action, suit or proceeding arising under this Agreement shall be brought solely in a Federal or state court located in the City, County and State of New York, except for any action, suit or proceeding seeking an equitable remedy hereunder which may be brought in any court of competent jurisdiction. By their execution hereof, the parties hereto hereby consent and irrevocably submit to the in personam jurisdiction of the Federal and state courts located in the City, County and State of New York and agree that any process in any action, suit or proceeding commenced in such courts under this Agreement may be served upon them personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon them in the City, County and State of New York. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such action, suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

                  14.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies upon or by reason of this Agreement on any persons other than the parties hereto, the TAL Indemnitees and the Sagemark Indemnitees, and their respective successors and permitted assigns, nor is this Agreement, or any of the parties' rights or obligations hereunder, assignable absent the written consent of the non-assigning parties.

                  14.5. Notice and Cure. Neither Sagemark nor TAL shall be in breach or default of any of their respective representations and warranties under this Agreement unless they receive notice of any claim of breach or default thereof and fail to cure same within thirty (30) days after such notice (except that Sagemark or TAL, as applicable, will be responsible for any damage or loss caused to the other by any such breach or default prior to or during any such thirty (30) day cure period).

                  14.6. Counsel. The parties to this Agreement hereby acknowledge that they have been represented by separate counsel (or had an opportunity to do so).

                  14.7. Severability. Any provision of this Agreement which is determined to be invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without affecting in any way the remaining provisions hereof.

                  14.8. Headings. The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said Sections.

                  14.9. Further Assurances. The parties hereto hereby agree that, at any time and from time to time upon the reasonable request of the other parties hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement, including, without limitation, any documents or instruments, if any, that may be required to obtain the consent of the SBA to the transactions contemplated hereby.

                  14.10. Expenses. Except as provided below in this Section, the parties hereto shall bear all of their own costs and expenses in connection with the negotiation, preparation, execution and performance of this Agreement. In any action, suit or proceeding brought by any party hereto to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred by it in connection with such action, suit or proceeding, including, but not limited to, all attorneys' fees and disbursements.

                  14.11. Confidentiality. All information or documentation (a) contained in this Agreement, or (b) relating to the shareholders of TAL, or (c) otherwise marked or confirmed in writing by any of the parties hereto as being "confidential information", shall be kept confidential by those parties hereto receiving such information or documentation and shall not be used by any of such receiving parties otherwise than as herein contemplated except to the extent that (i) such information or documentation is now or hereafter becomes available in the public domain, (ii) it is or hereafter becomes lawfully obtainable from other sources or was disclosed prior to the date of this Agreement, (iii) it is necessary or appropriate to disclose to the SBA, the SEC or any other regulatory authority having jurisdiction over the parties or their subsidiaries or as may otherwise be required by law, or (iv) to the extent such duty as to confidentiality is waived by any of the parties disclosing such information or documentation. In the event of the termination of this Agreement, each party receiving such information or documentation shall use all reasonable efforts to return, upon request of the applicable party hereto, all such confidential information and documentation (and reproductions thereof) received from such other parties (and, in the case of reproductions, all such reproductions made by the receiving party) that includes any such information or documents not within the exceptions contained in the first sentence of this Section 14.11.

                  14.12. No Assignment. This Agreement may not be assigned by any of the parties hereto, by operation of law or otherwise, without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  14.13. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written.

ATTEST:                             THE SAGEMARK COMPANIES LTD.


                                    By:
-----------------------                 ----------------------------------------
                                        Theodore B. Shapiro, President and Chief
-----------------------                 Executive Officer
Print Name and Title

ATTEST:                             TECHNOLOGY ACQUISITION LTD.


                                    By:
-----------------------                 ----------------------------------------
                                        Frank DeLape, President
-----------------------
Print Name

                                    AGREED TO SOLELY AS TO SECTIONS 5.3,
                                    11.2 AND 14 HEREOF

WITNESS:                            SAGEMARK MANAGEMENT LLC


                                    By:
-----------------------                 ----------------------------------------

-----------------------             --------------------------------------------
Print Name                          Print Name and Title

                                    AGREED TO SOLELY AS TO SECTIONS 5.4,
                                    11.4 AND 14 HEREOF

WITNESS:                            SAGEMARK CAPITAL LP
                                    By: SAGEMARK MANAGEMENT LLC


                                    By:
-----------------------                 ----------------------------------------

---------------------               --------------------------------------------
Print Name                          Print Name and Title